MAINSTAY FUNDS TRUST

MainStay MacKay Short Term Municipal Fund

(the “Fund”)

Supplement dated June 28, 2019 (“Supplement”) to the Prospectus and Summary Prospectus, each dated August 28, 2018, as supplemented

Capitalized terms and certain other terms used in this Supplement, unless otherwise defined in this Supplement, have the meanings assigned to them in the Prospectuses:

Effective immediately, the following language is added after the first sentence in the “Fees and Expenses of the Fund” section:

You may be required to pay a commission or other transaction charge to your financial intermediary for effecting transactions in a class of shares of the Fund that has no initial sales charge, contingent deferred sales charge, or other asset-based fee for sales or distribution, such as Class I shares. These commissions are not reflected in the fee and expense table or expense example below.

PLEASE RETAIN THIS SUPPLEMENT FOR YOUR FUTURE REFERENCE.